UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 26, 2004

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                                   LION, INC.
             (Exact name of registrant as specified in its charter)

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           WASHINGTON                     0-25159                91-2094375
(State or other jurisdiction of  (Commission file number)      (IRS employer
          incorporation)                                  identification number)


   4700-42ND AVE. SW, SUITE 430 SEATTLE, WA                         98116
   (Address of principal executive offices)                       (Zip code)


           Registrant's telephone, including area code (206) 577-1440


                                       N/A
          (Former name or former address, if changed since last report)

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                                   LION, INC.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 26, 2004, LION, Inc. issued a press release announcing its preliminary financial results for the fourth quarter and the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 7.    EXHIBITS

Exhibit No.      Description
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99.1             Press release issued February 26, 2004, announcing earnings for the fourth quarter ended December 31, 2003.

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LION, INC.
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                                          (Registrant)



DATE: February 26, 2004                    BY: /s/ Randall D. Miles
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                                               Randall D. Miles
                                               Chief Executive Officer

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